UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2016

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 1, 2016, FirstEnergy Solutions Corp. (FES), and its affiliates Ohio Edison Company (OE), The Cleveland Electric Illuminating Company (CEI), and The Toledo Edison Company (TE and together with OE and CEI, the Ohio Companies) entered into a Unit Power Agreement (PPA). Each of FES, OE, CEI and TE are direct, wholly owned subsidiaries of FirstEnergy Corp. (Company).

Under the terms of the PPA, the Ohio Companies will purchase 100% of FES’ (i) rights to the output of the 2,220 Megawatt (MW) W. H. Sammis Plant (Sammis), (ii) rights to the output of the 908 MW Davis-Besse Nuclear Power Station (Davis-Besse) and (iii) 4.85% entitlement under the Ohio Valley Electric Corporation Amended and Restated Inter-Company Power Agreement (OVEC ICPA and together with Sammis and Davis-Besse, the Facilities), together with the associated energy, capacity, ancillary services and environmental attributes, as such terms are defined in the PPA, of the Facilities.

The rights and obligations of the Ohio Companies under the PPA, including payment and indemnification obligations, are several and not joint. Each Ohio Companies’ several pro rata obligations under the PPA will be updated annually based on each Ohio Companies’ average of the coincident MW peaks, including distribution losses, on the American Transmission Systems, Incorporated system from the months of June through September of the prior year.

The PPA has a term of eight years over a delivery period commencing June 1, 2016, and ending May 31, 2024. During such delivery period, the Ohio Companies will offer capacity from the Facilities into the capacity markets of PJM Interconnection, L.L.C. (PJM). The Ohio Companies will also schedule and dispatch energy and ancillary services from the Facilities. As the entities entering into transactions for the Facilities in the PJM markets, PJM will charge the Ohio Companies any performance charges or penalties assessed by PJM under the PJM Open Access Transmission Tariff (PJM Tariff).

In exchange for the rights to the output of the Facilities over the term of the PPA, the Ohio Companies will make monthly payments to FES comprised of (i) the costs, expenses, and capital investment necessary to operate and maintain the Sammis and Davis-Besse plants, specifically, as set forth in the PPA, fuel expenses, operation and maintenance expenses, depreciation expenses, a capacity payment reflecting FES’ invested capital and a tax reimbursement payment, and (ii) FES’ allocation of costs or charges related to its OVEC ICPA entitlement interest. The Ohio Companies will have the right to review and comment on FES’ annual capital expenditures plan scheduled to be performed at Sammis and Davis-Besse.

The PPA is unit contingent and in the event of an outage at any of the Facilities, FES will be responsible for providing replacement capacity, and all energy and ancillary services associated with such replacement capacity to the Ohio Companies, but only after 180 consecutive days of unavailability in the case of an outage that could not have been prevented through the exercise of good utility practice, as defined in the PPA, or for an outage of any duration if FES could have prevented the outage through the exercise of good utility practice. During such periods of unavailability, FES is also responsible for providing replacement environmental attributes of the same character and amount as it would have provided in relation to the applicable Facility. In the event that capital expenditures would render a Facility to be uneconomic, FES and the Ohio Companies will either replace the Facility’s output of energy, capacity, ancillary services and related energy products and environmental attributes or remove the Facility from the PPA and reduce FES’ obligations under the PPA to reflect the removal of the Facility.

The PPA may be terminated by FES upon 10 days’ notice if a required governmental approval (other than by the Public Utilities Commission of Ohio (PUCO)) is lacking or, after reasonable effort, is not and will not be forthcoming. In addition, the PPA may be terminated by the Ohio Companies upon 10 days’ notice following an adverse order by the PUCO with respect to (i) its March 31, 2016 Opinion and Order (March 31 Opinion and Order) approving the Ohio Companies’ stipulated Electric Security Plan IV (ESP IV), in Case No. 14-1297-EL-SSO; and (ii) ESP IV, in conjunction with a FES sale or transfer of one or more of the Facilities, including, without limitation by operation of law and a change of control of FES or its subsidiaries.

The foregoing description of the PPA is qualified in its entirety by reference to the full text of the PPA, which the Company and FES intend to file as an exhibit to their Quarterly Report on Form 10-Q for the period ended June 30, 2016, and is incorporated herein by reference.

Item 8.01 Other Events

On March 31, 2016, the PUCO issued the March 31 Opinion and Order adopting and approving, with modifications, the ESP IV for the Ohio Companies. As a result, the Ohio Companies entered into the PPA with FES, as described in Item 1.01 above. The Economic Stability Program included in ESP IV will flow through charges or credits to customers through Rider RRS representing the net result of the price paid to FES through the PPA and the revenues received from selling such output in the wholesale market over the same period.
The ESP IV will go into effect on June 1, 2016. The PUCO’s modifications of ESP IV, among others, included:

•	Limiting average customer bill amounts for the first two years of the plan, subject to certain exceptions, and permitting deferral for the second year;

•	Prohibiting recovery of retirement costs of the Facilities through Rider RRS;

•
Assigning the burden of capacity performance penalties incurred by the Facilities to the Ohio Companies, rather than customers, and to provide that all capacity performance bonuses earned by the Facilities be retained by the Ohio Companies, rather than customers; and

•
Providing for the modification of the severability provision previously included in ESP IV, to also address potential future PJM Tariff or rule changes prohibiting the Ohio Companies from offering output of Plants into PJM auctions.

For additional information regarding the ESP IV, as modified by the associated stipulations, please see the Annual Report on Form 10-K for the year-ended December 31, 2015 and our other SEC filings.

On January 27, 2016, certain parties filed a complaint at the FERC against FES, OE, CEI, and TE that requests a FERC review of the PPA under Section 205 of the Federal Power Act. In a separate proceeding on March 21, 2016, a number of generation owners filed a complaint against PJM requesting FERC expand the minimum offer price rule in the PJM Tariff to prevent alleged artificial price suppression of the PJM capacity markets by, among other things, ESP IV and PPA. In addition to such proceedings, parties have expressed an intention to challenge in the courts and/or before FERC, the PPA or PUCO approval of the ESP IV. Management intends to vigorously defend against such challenges.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and to successfully implement our sales strategy for the Competitive Energy Services segment; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including but not limited to, the proposed transmission asset transfer to Mid-Atlantic Interstate Transmission, LLC, and the effectiveness of our strategy to reflect a more regulated business profile; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the impact of the regulatory process on the pending matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates and the Electric Security Plan IV in Ohio; the impact of the federal regulatory process on the Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates, including FERC Opinion No. 531’s revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins and asset valuations; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency's Clean Power Plan, coal combustion residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units, including the impact on vendor commitments and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; the impact of labor disruptions by our unionized workforce; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our cash flow improvement plan and other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission filings, and other similar factors.

Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

April 5, 2016

FIRSTENERGY CORP.
Registrant

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer